Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5395%



        Excess Protection Level
          3 Month Average   5.63%
            May, 2000   5.63%
            April, 2000   5.43%
            March, 2000   5.82%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    9.00%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,987,826,445.03